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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                ----------------


Date of Report (date of earliest event reported):             September 17, 2001


                           COMPAQ COMPUTER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        1-9026                 76-0011617
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                                  20555 SH 249
                              Houston, Texas 77070
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number including area code:            (281) 370-0670


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

     In a release dated September 17, 2001, Compaq Computer Corporation
(NYSE:CPQ) announced that its Board of Directors decided to resume its stock repurchase program. Approximately $550 million remain under the $1 billion program for the repurchase of Compaq common shares authorized by the Board of Directors in December 2000. This program had been suspended during the negotiation of the Hewlett-Packard/Compaq merger agreement, which was announced on September 4, 2001.

     A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

         99.1  Press Release of Compaq Computer Corporation dated
               September 17, 2001.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMPAQ COMPUTER CORPORATION



                                    By: /s/  Linda S. Auwers
                                        --------------------------------------
                                        Name:  Linda S. Auwers
                                        Title: Vice President, Deputy General
                                               Counsel and Secretary


Date:  September 17, 2001




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                           COMPAQ COMPUTER CORPORATION
                                INDEX TO EXHIBITS


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

     EXHIBIT NO.        DESCRIPTION


         99.1           Press Release of Compaq Computer Corporation dated September 17, 2001.

